VALIC COMPANY II
Supplement to the Prospectus dated January 1, 2009
SOCIALLY RESPONSIBLE FUND (THE “FUND”). Effective December 1, 2009, SunAmerica Asset Management Corp. (“SAAMCo”) replaced AIG Global Investment Corp. (“AIGGIC”) as the sub-adviser of the Fund. All references to AIGGIC as the sub-adviser of the Fund are deleted in their entirety. In addition, VALIC and SAAMCo entered into an interim sub-advisory agreement with respect to the Fund (the “Interim SAAMCo Sub-Advisory Agreement”). In the section of the VC II Prospectus titled “ABOUT VC II’S MANAGEMENT — INVESTMENT SUB-ADVISERS - SunAmerica Asset Management Corp.” the disclosure is amended to add the following:
James O. Kurtz serves as the portfolio manager of the Socially Responsible Fund. Mr. Kurtz, Senior Vice President and Portfolio Manager, joined SAAMCo on December 1, 2009. He is responsible for the management and trading of a wide variety of domestic equity index funds managed by SAAMCo. Prior to joining SAAMCo, Mr. Kurtz was a senior portfolio manager of AIG Global Investment Corp. (“AIGGIC”) following the acquisition of American General Investment Management, L.P. in 2001. Prior to AIGGIC, Mr. Kurtz worked at Sears Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000.
As reflected in the supplement dated November 3, 2009 to the VC II Prospectus, the Interim SAAMCo Sub-advisory Agreement will remain in effect for 150 days from its effective date or until a new sub-advisory agreement between VALIC and SAAMCo is approved by shareholders of the Fund, whichever is earlier (the “SAAMCo Sub-Advisory Agreement”). On March 16, 2010, the Socially Responsible Fund expects to convene a special meeting of shareholders with respect to the proposal to approve the SAAMCo Sub-advisory Agreement. Shareholders of record as of December 27, 2009 will receive proxy materials describing the SAAMCo Sub-advisory Agreement in greater detail.